Exhibit 10.7
Subscription Agreement
As of                                          , 2008
To the Board of Directors of
Gabelli Entertainment & Telecommunications Acquisition Corp.:
Gentlemen:
     The undersigned hereby subscribes for and agrees to purchase                      Warrants (“Private Placement Warrants”) at $1.00 per Insider Warrant, each to purchase one share of common stock, par value $0.0001 per share, of Gabelli Entertainment & Telecommunications Acquisition Corp. (the “Corporation”) for an aggregate purchase price of $                     (“Purchase Price”). The purchase and issuance of the Private Placement Warrants shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”) which is being underwritten by the underwriters set forth in the Company’s IPO prospectus included in the Registration Statement, for which Citigroup Global Markets Inc. (“Citigroup”) is acting as representative. The Private Placement Warrants will be sold to the undersigned on a private placement basis and not part of the IPO. Except as set forth herein, the Private Placement Warrants shall be identical to the warrants issued in the IPO.
     At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Graubard Miller (“GM”) to hold in a non-interest bearing account until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, GM shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and American Stock Transfer & Trust Company. In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to GM, GM shall return the Purchase Price to the undersigned, without interest or deduction.
     The undersigned represents and warrants that he has been advised that the Private Placement Warrants (including the underlying shares of common stock) have not been registered under the Securities Act; that he is acquiring the Private Placement Warrants for his account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Private Placement Warrants in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that he is familiar with the proposed business, management, financial condition and affairs of the Corporation.
     Moreover, the undersigned agrees that he shall not sell or transfer the Private Placement Warrants or any underlying securities (except (i) to another officer or director of the Company, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order or (v) to an entity’s members upon its liquidation to the extent the Private Placement Warrants are subsequently transferred to an entity, in each case, subject to the transferee agreeing to such transfer restrictions) until after the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (“Business Combination”) meeting the requirements set forth in the Registration Statement and acknowledges that the certificates for such Private Placement Warrants shall contain a legend indicating such restriction on transferability.

     The Company hereby acknowledges and agrees that the Private Placement Warrants will be exercisable on a cashless basis and, in the event the Company calls the Warrants for redemption pursuant to that certain Warrant Agreement to be entered into by the Company and American Stock Transfer & Trust Company in connection with the Company’s IPO, shall not be redeemable by the Company so long as such Private Placement Warrants are held by the undersigned or his permitted transferees.
     The terms of this agreement and the restriction on transfers with respect to the Private Placement Warrants may not be amended without the prior written consent of Citigroup.

Very truly yours, Gabelli Acquisition, LLC

Agreed to: Gabelli Entertainment & Telecommunications Acquisition Corp.
By:
Name:
Title:

Graubard Miller
By:
Name:
Title: